ACCOUNTS PAYABLE AND ACCRUALS - OTHER (Details) - USD ($) $ in Thousands	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Disclosure Text Block Supplement [Abstract]
Employees and employee institutions	$ 599	$ 412	$ 1,022
Accrued vacation and recreation pay	253	377	410
Accrued clinical trials expenses	523	582	1,016
Accrued expenses	678	552	993
Provision for sales commissions	84	80	120
Taxes payable	2	3	15
Total accounts payable and accruals other	$ 2,139	$ 2,006	$ 3,576